Reporting Currency	3 Months Ended
Mar. 31, 2023
Reporting Currency [Line Items]
Reporting Currency

2.REPORTING CURRENCY

The functional currency of the Company, as the parent corporate entity, and its operating subsidiaries in the United States, is the U.S. dollar. The functional currency of the Company’s Canadian operations is the Canadian dollar. The reporting currency of the Company is the U.S. dollar. The Company’s consolidated Canadian dollar financial position is translated to U.S. dollars by applying the foreign currency exchange rate in effect at the consolidated balance sheet date. The Company’s consolidated Canadian dollar results of operations and cash flows are translated to U.S. dollars by applying the average foreign currency exchange rate in effect during the reporting period. The resulting translation adjustments are included in other comprehensive income or loss. Gains and losses from foreign currency transactions are included in earnings for the period.